Exhibit 10.5

NEITHER THIS NOTE NOR ANY SECURITIES THAT MAY BE ISSUED UPON THE CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), STATE SECURITIES LAWS, OR LAWS OF ANY FOREIGN JURISDICTION. THIS NOTE AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. NEITHER THIS NOTE NOR ANY SUCH SECURITIES MAY BE SOLD, ASSIGNED, OFFERED, PLEDGED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND STATE SECURITIES LAWS OR (II) THE COMPANY RECEIVING AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, ASSIGNMENT, OFFER, PLEDGE, OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED HEREBY AND ISSUABLE HEREUNDER MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS HEREOF.

THE CANNAISSEUR GROUP INC.

REPLACEMENT CONVERTIBLE PROMISSORY NOTE

This Replacement Convertible Promissory Note amends and replaces the Convertible Promissory Note dated December 26, 2023, between The Cannaisseur Group Inc. and The National Legacy Foundation.

$40,000.00         January 24, 2024

Subject to the terms contained herein, The Cannaisseur Group Inc., a Delaware corporation (“Borrower” or the "Company"), for value received, promises to pay to the order of The National Legacy Foundation (the “Investor”), the amount stated above (the “Principal Amount”) plus interest thereon calculated from the date hereof until paid in full at the annual rate of 6.5percent (_6.5%), annually. The parties shall calculate the interest based on a 360-day year consisting of twelve 30-day months. The Company shall pay the unpaid Principal Amount and interest accrued hereunder in lawful money of the United States as set forth in Section 2, unless it has been previously converted pursuant to Section 2 hereof, in which case all outstanding principal and accrued interest under this Note will be satisfied in full by virtue of such conversion.

The following is a statement of the rights of the Investor and the conditions to which this Note is subject, and to which the Investor, by the acceptance of this Note, agrees:

1.    Definitions. As used in this Note, the following capitalized terms have the corresponding meanings:

1.1.    “Conversion Price” means $0.015 per share of the Common Stock of the Company, par value $0.0001 per share (“Common Stock”)., will convert to 2,666,666 shares

1.2.    “Conversion Securities” means Common Stock in the Company.

1.3.    “Maturity Date” means 24 Months December 26, 2025

2.    Interest Payments; Conversion; Prepayment.

2.1.    On or before December 26, 2025, Borrower shall repay Investor the full investment of $40,000 plus interest for a full and final repayment of the Note.

The Note shall become due and payable in full upon an Event of Default.

2.2.    Conversion. Before this Note is paid in full, the Investor may, upon a written notice to Company (“Notice”), request to convert all but not less than all the outstanding principal and interest due under the Notes (including this Note) into Conversion Securities at the Conversion Price (“Notice of Conversion”). To exercise the right Notice of Conversion, the Investor exercising such right must provide written notice thereof to the Company. Thereafter, the Company shall notify the Investor of its agreement to such conversion and its effective date, and the Investor shall surrender this Note for conversion at the principal office of the Company. Upon the Company’s receipt of such Note, the Company shall issue to the Investor the pro rata number of shares of Conversion Securities based on the outstanding principal and interest under his Note at the time of the conversion. If this Note becomes subject to such a Notice of Conversion and the Investor fails to surrender this Note to the Company, no additional interest will accrue on this Note and this Note will be deemed to have been canceled and converted as of the date of the Notice of Conversion to the applicable number of shares of Conversion Securities, which the Company may withhold until this Note is received by the Company.

2.3.    No Fractional Shares. The Company shall not issue any fractional shares of Common Stock on conversion of this Note. If on any conversion of this Note a fraction of a Common Stock results, the Company shall pay the Investor the cash value of that fractional share, calculated on the basis of the Conversion Price.

2.4.    No Rights as Shareholder. This Note does not by itself entitle the Investor to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note and no enumeration herein of the rights or privileges of the Investor will cause such Investor to be a shareholder of the Company or for any purpose solely by virtue hereof.

3.    Events of Default. The term “Event of Default” includes any of the following:

3.1.    The failure of the Company to pay when due any amounts due hereunder that remain unpaid 10 days after the Company receives written notice thereof from Investor;

3.2.    The Company’s breach of a representation or obligation in this Note; or

3.3.    The Company will have entered against it by a court having jurisdiction thereof a decree or order for relief in respect to the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official will have been appointed for the

Company or for any substantial part of the Company’s property, or the winding up or liquidation of the Company’s affairs will have been ordered; or the Company will have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law, or consent to the entry of an order for such relief in an involuntary case under any such law, or any such involuntary case will have commenced, and not been dismissed within 60 days, or the Company will have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Company or for any substantial part of the Company’s property, or make any general assignment for the benefit of creditors.

4.    Usury Savings Clause. The Company and the Investor intend to comply at all times with usury laws. If at any time such laws would render usurious any amounts due under this Note, then it is the Company’s and the Investor’s express intention that the Company not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this section will control over all other provisions of this Note that appear to be in conflict hereunder, that such excess amount will be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Investor to the Company), and the provisions hereof will be immediately reformed and the amounts thereafter decreased, so as to comply with the then-applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

5.    Representations and Warranties of Borrower. The Borrower represents and warrants to Investor as follows:

5.1 Authority. Borrower has all requisite right, power, authority and capacity to execute, deliver and perform this Note. This Note has been duly and validly executed and delivered by Borrower. This Note is, and upon execution and delivery thereof by Borrower will be, the valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, redemption, reinstatement, and other laws affecting the rights or remedies of creditors generally and (b) general principles of equity.

5.2 Liens. None of the Company’s Common Stock is subject to any liens, claims, rights of others or other encumbrances, nor is the Company subject to any restrictions on the right of transfer thereof. There are no outstanding warrants, calls, options or other rights of redemption with respect to the Company’s Common Stock.

5.3 No Conflict. Neither the execution and delivery of this Note nor the carrying out of the transactions contemplated hereby will result in any violation of or be in conflict with any terms and conditions of any agreement or other instruments to which Borrower is a party, or of any order, judgment or decree applicable to Borrower, or result in the creation of any lien, charge or encumbrance upon any properties or assets of such Borrower. Borrower is not a party to or subject to any mortgage, agreement or other instrument that will be in default, terminated or modified by reason of the Note transaction.

6.    General Provisions.

6.1.    Amendments and Waivers. Any amendment to this Note must be in writing and identified as an amendment to this Note. Any amendment to this Note requires the consent of the Company and the Investor. Any waiver of a right by the Company requires the written consent of the Company, and any waiver of a right by the Investor requires the written consent of the Investor. Any amendment or waiver effected in accordance with this section is binding on all parties hereto to which the subject matter of the amendment or waiver applies, regardless of whether any such party has consented thereto.

6.2.    Severability. If any provision of this Note is held to be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Note will not be affected or impaired.

6.3.    Headings. The descriptive headings of the articles, sections, and subsections of this Note are for convenience of reference only. They do not constitute a part of this Note and do not affect this Note’s construction or interpretation.

6.4.    Governing Law. The laws of the State of Delaware govern all matters arising out of or relating to this Note, including, without limitation, its interpretation, construction, performance, and enforcement, without giving effect to such State’s conflicts of law principles or rules of construction concerning the drafter hereof.

[Signature Pages Follow]

The parties are signing and delivering this Note as of the date stated in the caption of this Note.

COMPANY:
THE CANNAISSEUR GROUP INC. By: /s/ Floretta Gogo Floretta Gogo President

[Signature Page to Convertible Promissory Note]

The foregoing Note is hereby confirmed and accepted by the Investor as of December 26, 2023.

INVESTOR:
Name: National Legacy Foundation By: /s/ Eddie R. Cheeks Name: Eddie R. Cheeks Title: CEO

[Acknowledgment and Receipt of Investor to Convertible Promissory Note]